SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Automated Government Money Trust. This report covers the first half of the fund's fiscal year, which is the six-month period ended January 31, 1999. It begins with an investment review of the short-term government market from the fund's portfolio manager. Following the investment review are the fund's portfolio of investments and financial statements.

Over the six-month reporting period, dividends paid to shareholders totaled $0.02 per share. The fund's 7-day net yield on the last day of the reporting period was 4.28%. 1

This high-quality money market fund keeps investor cash at work pursuing daily income, along with a high level of liquidity and a stable net asset value of $1.00 per share. 2 The fund's portfolio maintained its AAAm rating by Standard & Poor's and Aaa rating by Moody's Investors Service, Inc.-the highest ratings possible for a money market fund.3 At the end of the six-month reporting period, more than 80% of the fund's $2.3 billion in assets were invested in repurchase agreements backed by U.S. Treasury obligations because of their yield advantage. The remainder of the portfolio was invested in direct U.S. Treasury notes.

Thank you for participating in the daily earning power of Automated Government Money Trust. As always, we welcome your questions, comments, or suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
March 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds must closely reflect the fund's current earnings.

2 An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

3 The Standard & Poor's rating is obtained after Standard & Poor's evaluates a number of factors, including credit quality, market price exposure and management. Standard & Poor's monitors the portfolio weekly for developments that could cause changes in ratings. Money market funds rated Aaa by Moody's Investors Service, Inc. are judged to be of an investment quality similar to Aaa-rated fixed income obligations, which means they are judged to be of the best quality. Ratings are subject to change and do not remove market risks.

Investment Review

Automated Government Money Trust, which is rated AAAm by Standard & Poor's and Aaa by Moody's Investors Service, Inc., is invested in direct obligations of the U.S. Treasury either in the form of notes and bills or as collateral for repurchase agreements.

There were two central themes in the short-term government markets over the reporting period ended January 31, 1999. First, the economy continued to advance at a robust pace of growth, with gross domestic product expanding in the third and fourth quarters of 1998 at 3.7% and 6.1%, respectively, and all indications that this same strength had spilled over into 1999. Although the manufacturing sector was soft, the housing and retail sectors continued to propel the economy forward. While this pace of growth is in excess of what has traditionally been viewed to be the non-inflationary potential of the economy, inflation nevertheless remained benign, perhaps reflecting advances in productivity that have enabled growth to be achieved without upward pressure on prices. Under normal circumstances, however, the growth trajectory of the economy would have been sufficient to make Federal Reserve Board (the "Fed") officials concerned about the inflationary threat that could result from such above-trend growth.

Circumstances were not normal, however, as economic crises in countries overseas and in Latin America were the second, and ultimately more dominant, theme over the reporting period. In August 1998, the economic troubles in Asia spread to encompass Russia and then Latin America. As fears that the United States could not continue to be immune from what had become a global economic crisis weighed heavily on the U.S. equity market, investors both domestic and abroad fled to the perceived safety of the U.S. Treasury market. Yields on U.S. Treasury securities were driven sharply downward, as investors shunned credit-sensitive markets in favor of the safe haven of U.S. Treasuries, and a credit/liquidity crisis in the U.S. financial markets became evident. Faced with this scenario, the Fed voted to ease monetary policy by 25 basis points, bringing the federal funds target rate down to 5.25% in late September, in an attempt to calm investor fears. Market participants viewed this move to be too tentative, however, and it was not until the Fed took two additional easing steps in mid-October and November, bringing the federal funds target rate to 4.75%, that some semblance of calm returned to the markets. Credit spreads narrowed over this period, albeit not back to levels that pre-dated the crisis.

One additional factor that influenced movements in rates on U.S. Treasury securities over this period-and in fact exacerbated the sharp decline in rates on these instruments in October-was the reduced supply of U.S. Treasury securities as a result of the vastly improved budget situation. With projections for the 1999 fiscal year for the U.S. government for a surplus in the neighborhood of $100 billion, the paydown of debt by the Treasury over this period kept the market well-bid.

Movements in short-term interest rates reflected the turbulent economic conditions early in the reporting period, and then the relative tranquillity of the markets once the Fed moves had their desired effect. The yield on the one-year Treasury bill began the reporting period at 5.40%, but was driven downward by the onslaught of investors-both domestic and abroad-seeking a safe haven from the world economic uncertainty and the instability of the U.S. equity market. The yield on this security reached a low of 3.85% by mid-October. As the additional easing steps by the Fed calmed investors, the yield on this security rose moderately to 4.60% by early November. Although the Fed took one additional easing step in mid- November, the yield on this security traded within a relatively narrow range of 4.40% to 4.60% for the remainder of the reporting period.

With the flight to quality to U.S. Treasury securities driving yields on these securities down to extreme levels, repurchase agreements remained a preferred investment in spite of the easing steps eventually taken by the Fed. The average maturity for the fund drifted lower as yields dropped below 4%-well below any expectation for the federal funds target rate. The average maturity for the fund then extended out again as yields on short-term U.S. Treasuries returned to relative value. Overall, the average maturity target range for the fund was 35 to 45 days over the reporting period. The fund's structure remained barbelled, with a significant position in repurchase agreements combined with purchases of securities with 6- to 12-month maturities. With the credit crisis now past, we would expect the Fed to keep monetary policy unchanged in upcoming months. Barring a sudden economic collapse in a major trading partner, the focus of the market is likely to return to the strength of the domestic economy and its implications for inflation. However, changing economic and market developments are continuously monitored to best serve our clients attracted to the short-term U.S. government market.

Portfolio of Investments

JANUARY 31, 1999 (UNAUDITED)

 PRINCIPAL
 AMOUNT                                                                                   VALUE
                    U.S. TREASURY NOTES-17.4%
  $ 391,500,000     United States Treasury Notes, 5.625% - 7.750%, 4/30/1999-
                    11/30/1999                                                       $   393,954,408
                    TOTAL U.S. TREASURY NOTES                                            393,954,408
                    REPURCHASE AGREEMENTS-83.2% 1
     96,000,000     ABN AMRO, Inc., 4.740%, dated 1/29/1999, due 2/1/1999                 96,000,000
    105,000,000     Barclays Capital, Inc., 4.740%, dated 1/29/1999, due
                    2/1/1999                                                             105,000,000
    105,000,000     Bear, Stearns and Co., 4.760%, dated 1/29/1999, due 2/1/1999         105,000,000
    105,000,000     CIBC Wood Gundy Securities Corp., 4.720%, dated 1/29/1999,
                    due 2/1/1999                                                         105,000,000
    105,000,000     Credit Suisse First Boston, Inc., 4.750%, dated 1/29/1999,
                    due 2/1/1999                                                         105,000,000
     32,040,000     Deutsche Morgan Grenfell, 4.740%, dated 1/29/1999, due
                    2/1/1999                                                              32,040,000
    105,000,000     Donaldson, Lufkin and Jenrette Securities Corp., 4.730%,
                    dated 1/29/1999, due 2/1/1999                                        105,000,000
    100,000,000     First Chicago Capital Markets, Inc., 4.720%, dated
                    1/29/1999, due 2/1/1999                                              100,000,000
    105,000,000     First Union Capital Markets, 4.730%, dated 1/29/1999, due
                    2/1/1999                                                             105,000,000
     61,500,000   2 Goldman Sachs Group, LP, 4.680%, dated 1/29/1999, due
                    3/31/1999                                                             61,500,000
     55,000,000   2 Goldman Sachs Group, LP, 4.880%, dated 11/30/1998, due
                    2/3/1999                                                              55,000,000
    105,000,000     Greenwich Capital Markets, Inc., 4.740%, dated 1/29/1999,
                    due 2/1/1999                                                         105,000,000
     90,000,000   2 J.P. Morgan & Co., Inc., 4.740%, dated 11/17/1998, due
                    2/17/1999                                                             90,000,000
     30,000,000   2 Lehman Brothers, Inc., 4.700%, dated 1/21/1999, due 3/1/1999          30,000,000
    105,000,000     Paribas Corp., 4.750%, dated 1/29/1999, due 2/1/1999                 105,000,000
    105,000,000     Salomon Smith Barney Holdings, Inc., 4.750%, dated
                    1/29/1999, due 2/1/1999                                              105,000,000
    100,000,000     Scotia McLeod (USA), Inc., 4.720%, dated 1/29/1999, due
                    2/1/1999                                                             100,000,000
    105,000,000     Societe Generale Securities Corp., 4.730%, dated 1/29/1999,
                    due 2/1/1999                                                         105,000,000
    105,000,000     Toronto Dominion Securities (USA) Inc., 4.730%, dated
                    1/29/1999, due 2/1/1999                                              105,000,000
     54,000,000   2 Warburg Dillon Reed LLC, 4.740%, dated 11/19/1998, due
                    2/18/1999                                                             54,000,000
    105,000,000     Westdeutsche Landesbank Girozentrale, 4.730%, dated
                    1/29/1999, due 2/1/1999                                              105,000,000
                    TOTAL REPURCHASE AGREEMENTS                                        1,878,540,000
                    TOTAL INVESTMENTS (AT AMORTIZED COST) 3                          $ 2,272,494,408

1 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

2 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

3 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($2,258,605,687) at January 31, 1999.

The following acronyms are used throughout this portfolio:

LLC -Limited Liability Corporation
LP -Limited Partnership

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JANUARY 31, 1999 (UNAUDITED)

ASSETS:
Investments in repurchase agreements                              $ 1,878,540,000
Investments in securities                                             393,954,408
Total investments in securities, at amortized cost and value                          $ 2,272,494,408
Income receivable                                                                           9,237,883
Receivable for investments sold                                                             2,051,611
Receivable for shares sold                                                                     13,745
TOTAL ASSETS                                                                            2,283,797,647
LIABILITIES:
Payable for investments purchased                                      16,341,216
Income distribution payable                                             8,396,838
Payable to Bank                                                            33,852
Accrued expenses                                                          420,054
TOTAL LIABILITIES                                                                          25,191,960
Net assets for 2,258,605,687 shares outstanding                                       $ 2,258,605,687
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PROCEEDS PER SHARE:
$2,258,605,687 / 2,258,605,687 shares outstanding                                               $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                                           $ 62,551,741
EXPENSES:
Investment advisory fee                                                         $  6,042,711
Administrative personnel and services fee                                            911,241
Custodian fees                                                                        77,179
Transfer and dividend disbursing agent fees and expenses                              97,217
Directors'/Trustees' fees                                                             14,639
Auditing fees                                                                          6,710
Legal fees                                                                             4,662
Portfolio accounting fees                                                             76,087
Shareholder services fee                                                           3,021,355
Share registration costs                                                              17,200
Printing and postage                                                                   6,500
Insurance premiums                                                                     8,358
Miscellaneous                                                                          8,028
TOTAL EXPENSES                                                                    10,291,887
WAIVERS:
Waiver of investment advisory fee                            $  (2,987,457)
Waiver of shareholder services fee                                (120,855)
TOTAL WAIVERS                                                                     (3,108,312)
Net expenses                                                                                          7,183,575
Net investment income                                                                              $ 55,368,166

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                                                       SIX MONTHS
                                                                            ENDED                 YEAR
                                                                      (unaudited)                ENDED
                                                                      JANUARY 31,             JULY 31,
                                                                             1999                 1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                            $     55,368,166       $     116,645,750
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                              (55,368,166)           (116,645,750)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                        5,125,650,835          11,944,665,534
Net asset value of shares issued to shareholders in payment
of distributions declared                                              19,843,957              53,212,969
Cost of shares redeemed                                            (5,254,202,528)        (12,043,220,842)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               (108,707,736)            (45,342,339)
Change in net assets                                                 (108,707,736)            (45,342,339)
NET ASSETS:
Beginning of period                                                 2,367,313,423           2,412,655,762
End of period                                                    $  2,258,605,687       $   2,367,313,423

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                     SIX  MONTHS
                                           ENDED
                                     (unaudited)
                                     JANUARY 31,                          YEAR ENDED JULY 31,
                                            1999               1998          1997            1996          1995          1994
NET ASSET VALUE,
BEGINNING OF PERIOD                       $ 1.00             $ 1.00        $ 1.00          $ 1.00        $ 1.00        $ 1.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                       0.02               0.05          0.05            0.05          0.05          0.03
LESS DISTRIBUTIONS:
Distributions from net
investment income                          (0.02)             (0.05)        (0.05)          (0.05)        (0.05)        (0.03)
NET ASSET VALUE, END OF PERIOD            $ 1.00             $ 1.00        $ 1.00          $ 1.00        $ 1.00        $ 1.00
TOTAL RETURN 1                              2.33%              5.13%         4.97%           5.15%         5.10%         2.95%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    0.59% 2            0.59%         0.59%           0.57%         0.57%         0.57%
Net investment income                       4.58% 2            5.00%         4.86%           5.03%         4.97%         2.88%
Expense waiver/reimbursement 3              0.26% 2            0.26%         0.27%           0.28%         0.29%         0.06%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                         $2,258,606         $2,367,313    $2,412,656      $2,478,477    $2,448,873    $2,640,384

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JANUARY 31, 1999 (UNAUDITED)

ORGANIZATION

Automated Government Money Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At January 31, 1999, capital paid-in aggregated $2,258,605,687.
Transactions in shares were as follows:

                                   SIX MONTHS
                                                             ENDED                   YEAR
                                                       (unaudited)                  ENDED
                                                        JANUARY 31,               JULY 31,
                                                              1999                   1998
Shares sold                                          5,125,650,835         11,944,665,534
Shares issued to shareholders in
payment of distributions declared                       19,843,957             53,212,969
Shares redeemed                                     (5,254,202,528)       (12,043,220,842)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS          (108,707,736)           (45,342,339)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.


Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

WILLIAM J. COPELAND

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

MATTHEW S. HARDIN
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

SEMI-ANNUAL REPORT

[Graphic]

Automated Government Money Trust

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

JANUARY 31, 1999

 [Graphic]

 Automated Government Money Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Cusip 052831104
 8022501 (3/99)

[Graphic]